                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                  JUNE 28, 2005

                        (DATE OF EARLIEST EVENT REPORTED)
                                 (JUNE 9, 2005)

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

                             RHODE ISLAND 05-0318215
          (STATE OR OTHER JURISDICTION OF (IRS EMPLOYER IDENTIFICATION
                     INCORPORATION OR ORGANIZATION) NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 9, 2005, the Audit  Committee of the Board of Directors of Astro-Med, Inc.(the Company) dismissed the Company's independent auditors, Ernst & Young LLP(EY). A copy of the letter of dismissal dated June 9,2005 (the "Dismissal Letter") is attached hereto as Exhibit 16.1 and incorporated herein by reference.  The Company disclosed the fact of the dismissal in a Current Report on Form 8-K dated June 9, 2005 and filed on June 15, 2005.  The Company provided EY with a copy of the disclosure in the Form 8-K together with the Dismissal Letter.  EY provided a letter indicating its concurrence with disclosures in the first, second, third and fifth paragraphs of Item 4.01(a) of the previously filed Form 8-K, a copy of which letter was attached as an exhibit to the
Form 8-K.

This Form 8-K/A amends that Form 8-K filing to extend the statements contained in the third and fifth paragraphs below through to
June 9, 2005 (the date of dismissal).

During the two most recent fiscal years of the Company ended  January 31, 2005 and 2004, and the subsequent interim period through
June 9, 2005(the date of dismissal), there were no disagreements between the Company and EY on any matters of accounting principles or  practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY's satisfaction, would have caused EY to make reference to the subject matter of the disagreement in connection with its reports; and
there were no reportable events described under Item 304 (a) (1) (v) of Regulation S-K.

The audit reports of EY on the consolidated financial statements of the Company as of and for the fiscal years ended January
31,2005 and 2004 did not contain any adverse opinion or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years of the Company ended January 31, 2005 and 2004 and the subsequent interim period through
June 9, 2005 (the date of dismissal), the Company did not consult any other firms regarding any of the matters or events set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

On June 24, 2005 the Company  requested that, pursuant to Item 304(a)(3), EY furnish the Company with a letter addressed to the
Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.  A copy of such letter, dated June 24, 2005, is attached as Exhibit 16.2 hereto.  A letter from EY is attached hereto as Exhibit 16.3, indicating its concurrence with the above disclosures.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
(c)      Exhibits
Exhibit No.           Exhibit

16.1                  Letter of the Company dismissing Ernst & Young LLP dated June
                      9, 2005
16.2                  Letter to Ernst & Young LLP dated June 24, 2005
16.3                  Letter of Ernst & Young LLP to the Securities and Exchange
                      Commission dated June 28, 2005
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DATE: June 28, 2005                    ASTRO-MED, INC.

                                       By: s/Joseph P. O'Connell
                                          -----------------------
                                       Joseph P. O'Connell
                                       Vice President, Treasurer and
                                       Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.               Exhibit

16.1                      Letter of Dismissal to Ernst & Young LLP dated June 9, 2005
16.2                      Letter to Ernst & Young LLP dated June 24, 2005
16.3                      Letter of Ernst & Young LLP to the Securities and Exchange
                          Commission dated June 27, 2005